Exhibit 32.2

CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, R. Jordan Greenhall, CEO and Chairman of DivX, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

1.                 The Quarterly Report on Form 10-Q/A of the Company for the period ended September 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Date: February 27, 2007	By:	/s/ R. JORDAN GREENHALL
R. Jordan Greenhall
CEO and Chairman

I, John A. Tanner, CFO, Finance and Administration of DivX, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

1.                 The Quarterly Report on Form 10-Q/A of the Company for the period ended September 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Date: February 27, 2007	By:	/s/ JOHN A. TANNER
John A. Tanner
CFO, Finance and Administration

A signed original of these certifications has been provided to DivX, Inc. and will be retained by DivX, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

These certifications are being furnished solely to accompany this Quarterly Report on Form 10-Q/A pursuant to 18 U.S.C. Section 1350, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 and are not to be incorporated by reference into any filing of DivX, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.